UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ETFS TRUST
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1735 Market Street, 32nd Floor, Philadelphia, PA 19103

ETFS Trust Announces Results of Special Shareholder Meeting to Approve New Trustees and Postponement of Special Shareholder Meeting to Approve New Advisory Contract

Philadelphia, August 27, 2018 – ETFS Bloomberg All Commodity Strategy K-1 Free ETF (NYSE Arca: BCI), ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (NYSE Arca: BCD) and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (NYSE Arca: BEF) (the “Funds”), each a series of ETFS Trust (the “Trust”) announces the results of a special meeting of shareholders held on August 27, 2018, and the postponement of a separate special meeting of shareholders, which was scheduled to be held August 27, 2018.

At the special meeting held on August 27, 2018, shareholders voted to approve the election of Bev Hendry and John Sievwright as Trustees of the Board of Trustees.

A separate special meeting of shareholders, which was scheduled to be held August 27, 2018 has been postponed to allow for the solicitation of additional proxies to achieve the requisite quorum. Votes received so far have been overwhelmingly in favor of the New Agreement (described below).

The rescheduled special meeting of shareholders will be held on Tuesday, September 18, 2018, at the offices of ETF Securities Advisors LLC, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 at 9:00 am ET.

The purpose of the special meeting on September 18, 2018 is to seek shareholder approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and ETF Securities Advisors LLC (the “New Agreement”).

Additional details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at proxyonline.com/docs/ETFSBloomberg.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-888-280-6942. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

An investor should consider the investment objectives, risks, charges and expenses of the ETFs carefully before investing. To obtain a prospectus containing this and other important information,

call 844-ETFS-BUY (844-383-7289) or visit www.etfsus.com. Read the prospectus carefully before investing.

Investing involves risk including the loss of principal.

ALPS Distributors, Inc. is the distributor for the ETFS Trust. ALPS is not affiliated with ETF Securities.

1735 Market Street, 32nd Floor, Philadelphia, PA 19103

IMPORTANT NOTICE: WE NEED YOUR HELP

August 27, 2018

Dear Valued Shareholder,

We still need your help. The special meeting of shareholders of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF, ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (the Funds) has been postponed until Tuesday, September 18th to provide shareholders who have not yet cast their important proxy vote with more time to do so.

OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A
MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE
REPRESENTED AT THE SPECIAL MEETING.

Please help us today by taking a moment to cast your vote. We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. The Board recommends that shareholders vote FOR the proposals.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at proxyonline.com/docs/ETFSBloomberg.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-888-280-6942. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We very much appreciate your attention to this matter. We would not continue to contact you if the matter was not urgent. Please support the funds, and help us by casting your vote today!

Please see the reverse side of this letter for further information on how to cast your vote.

Sincerely,

Bev Hendry

President - ETFS TRUST

How do I vote? We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. There are four convenient methods for casting your important proxy vote:

1.	Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-888-280-6942. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the four voting methods listed above to ensure that your vote is recorded by or before September 18, 2018.

An investor should consider the investment objectives, risks, charges and expenses of the ETFs carefully before investing. To obtain a prospectus containing this and other important information, call 844-ETFS-BUY (844-383-7289) or visit www.etfsus.com. Read the prospectus carefully before investing.

Investing involves risk including the loss of principal.

ALPS Distributors, Inc. is the distributor for the ETFS Trust. ALPS is not affiliated with ETF Securities.

#EFS00306 8/23/2019

NOBO

1735 Market Street, 32nd Floor, Philadelphia, PA 19103

IMPORTANT NOTICE: WE NEED YOUR HELP

August 27, 2018

Dear Valued Shareholder,

We still need your help. The special meeting of shareholders of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF, ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (the Funds) has been postponed until Tuesday, September 18th to provide shareholders who have not yet cast their important proxy vote with more time to do so.

OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A
MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE
REPRESENTED AT THE SPECIAL MEETING.

Please help us today by taking a moment to cast your vote. We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. The Board recommends that shareholders vote FOR the proposals.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at proxyonline.com/docs/ETFSBloomberg.pdf. If you have any proxy related questions, please call 1- 888-280-6942. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We very much appreciate your attention to this matter. We would not continue to contact you if the matter was not urgent. Please support the funds, and help us by casting your vote today!

Please see the reverse side of this letter for further information on how to cast your vote.

Sincerely,

Bev Hendry

President - ETFS TRUST

OBO

How do I vote? We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. There are three convenient methods for casting your important proxy vote:

1.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the four voting methods listed above to ensure that your vote is recorded by or before September 18, 2018.

An investor should consider the investment objectives, risks, charges and expenses of the ETFs carefully before investing. To obtain a prospectus containing this and other important information, call 844-ETFS-BUY (844-383-7289) or visit www.etfsus.com. Read the prospectus carefully before investing.

Investing involves risk including the loss of principal.

ALPS Distributors, Inc. is the distributor for the ETFS Trust. ALPS is not affiliated with ETF Securities.

EFS000308 8/27/19